FAIR VALUE MEASUREMENT - Fair value adjustments for earn-out consideration measured using significant unobservable inputs (level 3) (Details) - Fair Value, Recurring [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value as beginning	$ 332	$ 398
Change in the estimated fair value of earn-out consideration	265	(66)
Fair value as ending	$ 597	$ 332